EAGLE BANCORP, INC.

Presentation for

Sandler O'Neill Investor Field Trip

September 17, 2015

Ticker: EGBN
www.eaglebankcorp.com

Forward Looking Statements

This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10-K and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company’s past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation was delivered digitally. The Company makes no representation that subsequent to delivery of the presentation it was not altered. For the most current, accurate information, please refer to www.eaglebankcorp.com and go to the Investor Relations tab.

For further information on the Company please contact:

Michael T. Flynn
Executive Vice President
240-497-2040
mflynn@eaglebankcorp.com

Company Overview

- Eagle Bancorp, Inc. is a growth-oriented community bank headquartered in Bethesda, Maryland
- Focused on the Washington, DC metropolitan area, with 22 branches [(1)]
- Commercially-oriented business model with **deep relationships of loans, core deposits and related products**
- #1 in deposit market share among community banks headquartered in the Washington, DC metropolitan area
- Largest market capitalization of any community bank based in the Washington, DC metropolitan area
- Largest and most profitable bank headquartered and operating in the state of Maryland

NOTE: (1) Ballston branch expected to close in 2015. Financial data at June 30, 2015. Deposit market share data as of June 30, 2014 has been adjusted for all merger and acquisition activity.

Investment Highlights

- Focused on Profitability and Balanced Financial Performance
- Strong Net Interest Margin = 4.33%
- Clean Asset Quality: NPAs/Assets = 0.44%
- Low Charge-Off History: NCOs/Average Loans = 0.21%
- Driven by Long-Term, Deep Customer Relationships
- Demonstrated Consistent Organic Growth
- Strategic Geographic Market Positioning
- Dedicated Board Focused on Vision
- Proven Ability to Evaluate and Execute Acquisitions

NOTE: Financial data at June 30, 2015.

Experienced Senior Management Team

Name	Title/Function	Years in Banking	Years with EGBN
Ronald D. Paul	Chairman, President & CEO	28	17
Robert P. Pincus	Vice Chairman	42	7
Susan G. Riel	Sr. EVP & COO - EagleBank	39	17
James H. Langmead	EVP & Chief Financial Officer - Eagle Bancorp & EagleBank	44	10
Laurence E. Bensignor	EVP & General Counsel	5	5
Charles C. Brockett	EVP & Director of Operations	26	1
Michael T. Flynn	EVP & COO - Eagle Bancorp	44	11
Antonio F. Marquez	EVP & Chief Real Estate Lending Officer	30	4
Lindsey S. Rheaume	EVP & Chief C&I Lending Officer	30	1
Janice L. Williams	EVP & Chief Credit Officer	21	12

Summary Statistics

Total Assets:	**$5.7 billion**
Total Loans:	**$4.5 billion**
Total Deposits:	**$4.8 billion**
Tangible Common Equity:	**$583.2 million (1)**
Tangible Book Value per Common Share:	**$17.46 (1)**
Shares Outstanding (at close August 31, 2015)	**33,403,801**
SBLF Preferred: (1% Dividend Rate, until January, 2016)	**$71.9 million**
Market Capitalization (at close August 31, 2015):	**$1.40 billion**
Insider Ownership:	**10.7%**
Institutional Ownership:	**64%**
Member of Russell 2000	**Yes**

NOTE: Data at June 30, 2015 unless otherwise noted. (1) Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 31 - 32.

EagleBank Branch Locations



I-270
I-95
Loudoun County
Reston
Montgomery County
Bethesda
I-495
Prince George's County
Tyson's Corner
Washington, DC
Fairfax County
US 50
I-66
Arlington
Merrifield
I-495
I-495
Alexandria
I-95
N

Branch System

Virginia	10
Maryland	7
Washington, DC	5
Total	22

NOTE: Branch Totals as of June 30, 2015. Ballston Branch expected to close in 2015.

Deposit Market Share

(Dollars in thousands)

Washington, DC Metropolitan Area							
Rank	Local Community Banks	Company Name	Branches	June 30, 2013 Balance	June 30, 2014 Balance	Annual Growth	2014 Market Share
1		Wells Fargo & Co.	124	$21,404,970	$22,746,582	6.3%	16.8%
2		Bank of America Corp.	111	17,440,485	20,398,034	17.0%	15.1%
3		Capital One Financial Corp.	134	20,049,961	20,189,216	0.7%	14.9%
4		SunTrust Banks Inc.	118	13,896,473	14,844,169	6.8%	11.0%
5		BB&T Corp.	108	8,638,808	9,159,238	6.0%	6.8%
6		PNC Financial Services Group Inc.	112	8,054,028	8,290,310	2.9%	6.1%
7		Citigroup Inc.	37	6,506,783	6,178,320	-5.0%	4.6%
8	**1**	**Eagle Bancorp Inc.**	**22**	**3,633,920**	**4,164,327**	**14.6%**	**3.1%**
9		United Bankshares Inc.	39	3,850,565	3,821,961	-0.7%	2.8%
10		HSBC Holdings Plc	12	3,270,777	3,334,324	0.8%	2.5%
11		M&T Bank Corp.	56	3,194,510	3,225,179	1.0%	2.4%
12	2	Cardinal Financial Corp.	27	2,189,683	2,213,272	1.1%	1.6%
13	3	Sandy Spring Bancorp Inc.	29	2,120,945	2,196,379	3.6%	1.6%
14		Toronto-Dominion Bank	36	1,754,303	2,173,212	23.9%	1.6%
15	4	Burke & Herbert Bank & Trust Co.	20	1,975,976	1,949,937	-1.3%	1.4%
16	5	WashingtonFirst Bankshares Inc.	14	1,023,329	1,094,151	6.9%	0.8%
17	6	Middleburg Financial Corp.	7	831,784	876,353	5.4%	0.6%
18	7	Bank of Georgetown	11	772,085	834,397	8.1%	0.6%
19	8	Access National Corp.	4	598,640	749,709	25.2%	0.6%
20	9	Congressional Bancshares Inc.	10	678,682	674,282	-0.6%	0.5%
		All Other Market Participants	111	6,285,670	6,288,862	0.1%	4.6%
		Market Total	**1,142**	**$128,172,377**	**$135,402,214**	**5.6%**	**100.0%**

Ranks 1–7 combined: 75.2%

NOTE: Washington, D.C. Metro Area defined as: MD- Montgomery and Prince George's; DC - Washington DC; VA - Arlington, Alexandria, Fairfax, Fairfax (City), Falls Church, Loudon, Prince William, Manassas, Manassas Park. Data excludes: E*Trade whose deposits are substantially from outside of the defined market area.
SOURCE: FDIC, as of June 30, 2014 and adjusted for all merger and acquisition activity.

Performance vs. Peer Group

Key Ratios (at or for the quarter ended June 30)	EGBN 2Q2013	EGBN 2Q2014	EGBN 2Q2015	Peer Group (1) 2Q2015
Net Interest Margin	4.27%	4.48%	**4.33%**	**3.71%**
Efficiency Ratio	49.33%	48.30%	**41.70%**	**55.73%**
NPAs + 90 Days Past Due/Total Assets	1.05%	0.80%	**0.44%**	**0.46%**
Allowance Loan Losses/Gross Loans	1.47%	1.33%	**1.07%**	**1.01%**
Reserve/NPLs (Coverage Ratio)	168.63%	193.50%	**328.98%**	**107.64%**
Net Charge-Offs to Average Loans (Annualized)	0.24%	0.20%	**0.21%**	**0.12%**
Tangible Common Equity/Tangible Assets (2)	9.07%	9.38%	**10.33%**	**8.23%**
Return on Average Assets	1.41%	1.35%	**1.51%**	**1.19%**
Return on Average Equity	14.75%	14.09%	**12.18%**	**11.15%**
Earnings Per Share (Diluted)	$0.44	$0.48	**$0.61**	**N/A**

NOTE: (1) Highly Valued Peer Group shown on page 30. Key ratios represent the Peer Group median value for the period shown. (2) Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 31 - 32.

Consistent Balance Sheet Growth


Total Assets
Millions of Dollars
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
EGBN CAGR 24.3%
Peer CAGR: 13.5%[1]
10Q2 10Q3 10Q4 11Q1 11Q2 11Q3[2] 11Q4 12Q1 12Q2 12Q3 12Q4 13Q1 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2

(1) Highly Valued Peer Group shown on page 30. Compound annual growth rate calculated off Peer Group median values for the periods shown.
(2) Q3 2011 excludes the "settlement deposit."

Consistent Net Income Growth



Net Income Available to Common
TARP Dividend
SBLF Dividend
Thousands of Dollars
$21,000
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$20,938
EGBN Net Income CAGR: 46.1%
Peer CAGR: 16.3%[1]
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3
11Q4
12Q1
12Q2
12Q3
12Q4
13Q1
13Q2
13Q3
13Q4
14Q1
14Q2
14Q3
14Q4
15Q1
15Q2

(1) Highly Valued Peer Group shown on page 30. Compound annual growth rate calculated off Peer Group median values for the periods shown.

Net Interest Margin



5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
4.48%
3.89%
4.45%
3.80%
4.42%
3.73%
4.41%
3.79%
4.33%
3.71%
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
EGBN
Peer Group

NOTE: Highly Valued Peer Group shown on page 30. Represent Peer Group median values for the periods shown.

Yields and Cost of Funds



Yield on Average Earning Assets
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
4.77%
4.20%
4.78%
4.06%
4.78%
4.06%
4.79%
4.01%
4.70%
3.95%
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
EGBN
Peer Group



Yield on Loans
5.60%
5.40%
5.20%
5.00%
4.80%
4.60%
4.40%
4.20%
5.37%
4.91%
5.39%
4.86%
5.29%
4.82%
5.26%
4.60%
5.29%
4.62%
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
EGBN
Peer Group



Cost of Funds
0.50%
0.25%
0.00%
0.29%
0.42%
0.33%
0.41%
0.36%
0.41%
0.38%
0.37%
0.37%
0.36%
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
EGBN
Peer Group

NOTE: Highly Valued Peer Group shown on page 30. Represent Peer Group median values for the periods shown.
SOURCE: SNL Financial

Earnings per Share



EPS (Reported)
EPS (Operating)
CAGR = 27.08%
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.50
$0.48
$0.55
$0.52
$0.56
$0.49
$0.61
$0.61
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2

NOTE: For Operating EPS in 2014, please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 31 - 32.

Tangible Book Value per Share


CAGR = 23.65%
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$14.12
$14.71
$14.56
$16.82
$17.46
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2

NOTE: Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 31 - 32.

Consistent Increases in Operating Leverage



$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
CAGR 25.3%
CAGR 15.2%
Jun-10
Sep -10
Dec -10
Mar-11
Jun-11
Sep-11
Dec -11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Revenue ($000s)
Non-Int Expense ($000s)

NOTE: Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 31 - 32.
Data for Q2, Q3, Q4 2014 are shown on an operating basis, net of merger related expenses.

Consistently Improving Efficiency Ratio


65%
60%
55%
50%
45%
40%
47%
56%
49%
55%
46%
55%
45%
57%
42%
56%
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
EGBN
Peer Group

Note: Highly Valued Peer Group shown on page 30. Represent Peer Group median values for the periods shown. (1) See Non-GAAP reconciliation on pages 31 - 32. (2) EGBN data for Q2, Q3, Q4 2014 on an operating basis, net of merger related expenses.
Source: SNL Financial

Moderate Interest Rate Risk Position

Interest Rate Risk Indicators ....and Trends

	Jun. 2014	Sep. 2014	Dec. 2014	Mar. 2015	**Jun. 2015**
Repricing Duration of Assets and Liabilities (months)					
Investments	49	49	49	45	**46**
Loans	26	26	27	27	**26**
Deposits	33	33	34	33	**31**
Borrowings	17	43	30	45	**47**
Interest Rate Shock Analysis					
SHORT TERM EFFECTS (dollars in thousands)					
Net Interest Income - Flat balance Sheet	$ 160,149	$ 163,756	$ 202,091	$ 206,293	**$ 237,263**
Net Interest Income - + 100 basis point shock	$ 155,518	$ 160,097	$ 197,675	$ 204,090	**$ 236,640**
Percentage Change	-2.9%	-2.2%	-2.2%	-1.1%	**-0.3%**
Net Interest Income - + 200 basis point shock	$ 156,090	$ 161,663	$ 199,613	$ 208,193	**$ 243,120**
Percentage Change	-2.5%	-1.3%	-1.2%	0.9%	**2.5%**
Net Interest Income - + 300 basis point shock	$ 158,846	$ 165,031	$ 203,701	$ 214,542	**$ 251,611**
Percentage Change	-0.8%	0.8%	0.8%	4.0%	**6.0%**
Net Interest Income - + 400 basis point shock	$ 161,283	$ 168,060	$ 207,441	$ 220,909	**$ 260,017**
Percentage Change	0.7%	2.6%	2.6%	7.1%	**9.6%**
Net Interest Income - - 100 basis point shock	$ 155,965	$ 159,402	$ 200,680	$ 204,502	**$ 234,631**
Percentage Change	-2.6%	-2.7%	-0.7%	-0.9%	**-1.1%**
Net Interest Income - - 200 basis point shock	$ 152,313	$ 155,134	$ 196,217	$ 201,101	**$ 228,856**
Percentage Change	-4.9%	-5.3%	-2.9%	-2.5%	**-3.5%**

- Both assets and liabilities remain short with repricing durations at 26 months on loans and 31 months on deposits
- Largely as a result of the floors on loans, a 100 bps shock increase would decrease Net Interest Income by about $623 thousand or -0.3% on a **static** balance sheet over a 12 month period

Source: FTN Quarterly IRR Report

Deposit Composition and Growth

(Dollar Values in Thousands)	As of June 30, 2014		As of December 31, 2014		As of June 30, 2015		Annual Growth Rate
Deposit Type	Balance	% of Total	Balance	% of Total	Balance	% of Total	%
Noninterest Bearing	$ 945,485	28.1%	$ 1,175,799	27.3%	$ 1,370,590	28.4%	45.0%
Interest Bearing Transaction	128,415	3.8%	143,628	3.3%	220,382	4.6%	71.6%
Core Savings & Money Market (1)	1,672,808	49.7%	1,985,724	46.1%	2,128,930	44.2%	27.3%
Core CD's (1)	244,875	7.3%	501,743	11.6%	537,097	11.1%	119.3%
Wholesale Money Market	220,359	6.5%	316,877	7.4%	310,407	6.4%	40.9%
Wholesale CD's	155,985	4.6%	186,997	4.3%	258,027	5.3%	65.4%
Total Deposits	$ 3,367,927	100%	$ 4,310,768	100%	$ 4,825,433	100%	43.3%

- Commercial focus drives growth of Noninterest Bearing Demand accounts
- Wholesale Deposits used to enhance favorable cost of funds, not a strategy to replace growth in core deposits

(1) Core deposits include CDAR's and ICS reciprocal deposits.

Balanced Loan and Deposit Growth


$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$ in Billions
Jun-11
Sep-11
(1)
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Total Loans
Total Deposits

(1) Q3 2011 excludes the "settlement deposit."

Detail of Loan Portfolio

(Dollar Values in Thousands)

County	C&I	Owner Occupied CRE	Owner Occupied Const.	Income Producing CRE	Construction	Land	Residential Mortgage	Home Equity	Other Consumer	TOTAL	% of Total
Maryland											
Montgomery	$285,794	$75,406	$11,980	$162,662	$138,940	$11,556	$45,519	$57,322	$3,224	$792,403	17.4%
Prince George's	72,704	53,386	2,737	183,272	27,425	7,906	2,486	2,485	70	352,471	7.7%
Other MD	61,740	32,030	4,387	362,467	80,400	23,795	12,757	6,397	284	584,257	12.8%
Washington, DC	238,782	127,444	16,391	635,975	317,778	35,752	45,320	19,712	220	1,437,374	31.7%
Virginia											
Alexandria	17,000	10,227	-	35,396	17,788	-	785	3,277	36	84,509	1.9%
Arlington	18,868	518	-	20,675	27,989	-	1,250	2,131	5	71,436	1.6%
Fairfax	146,233	66,913	11,477	184,193	92,823	33,087	13,187	16,130	566	564,609	12.4%
Loudoun	36,167	54,227	-	22,382	13,992	-	2,468	4,350	240	133,826	2.9%
Prince William	12,218	17,311	-	79,816	4,281	5,955	279	1,657	22	121,539	2.7%
Other VA	27,844	50,548	5,660	108,310	37,031	9,271	1,508	2,562	121	242,855	5.3%
Other USA	43,156	9,824	1,502	68,435	7,648	8,200	24,283	2,521	49	165,618	3.6%
Total	$960,506	$497,834	$54,134	$1,863,583	$766,095	$135,522	$149,842	$118,544	$4,837	$4,550,897	100.0%
% of Total	21.1%	10.9%	1.2%	41.0%	16.8%	3.0%	3.3%	2.6%	0.1%	100.0%	

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Held for Sale residential mortgages not included

NOTE: At June 30, 2015

CRE Risk Management

- Executive & Board Level Oversight of Approval Process
- Disciplined Underwriting
- Proactive Portfolio Management
- Quarterly Stress Testing of Portfolio
- Quarterly Independent Credit Review
- Dedicated Special Assets Team

Credit Quality Trends

(Dollars Values in Thousands)	09/30/13	12/31/13	03/31/14	06/30/14	09/30/14	12/31/14	03/31/15	06/30/15
30-89 Days Past Due	$ 8,794	$ 17,143	$ 10,465	$ 19,222	$ 12,401	$ 15,771	$ 17,655	$ 20,709
Nonperforming Assets:								
90 or More Days Past Due	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Nonaccrual	27,546	24,702	36,326	22,507	29,343	22,443	19,572	14,871
Total Nonperforming Loans (NPLs)	$ 27,546	$ 24,702	$ 36,326	$ 22,507	$ 29,343	$ 22,443	$ 19,572	$ 14,871
Other Real Estate Owned (OREO)	11,285	9,225	8,809	8,843	8,623	13,224	12,338	10,714
Total Nonperforming Assets	$ 38,831	$ 33,927	$ 45,135	$ 31,350	$ 37,966	$ 35,667	$ 31,910	$ 25,585
Performing Restructured Loans (TDRs)	9,978	7,944	7,937	7,906	7,877	13,502	13,439	13,652
NPAs/Assets	1.11%	0.90%	1.19%	0.80%	0.91%	0.68%	0.58%	0.44%
NPAs+TDRs/Assets	1.39%	1.11%	1.40%	1.00%	1.10%	0.94%	0.82%	0.68%
Reserves	$ 39,687	$ 40,921	$ 42,018	$ 43,552	$ 44,954	$ 46,075	$ 47,779	$ 48,921
Reserves/Loans	1.42%	1.39%	1.37%	1.33%	1.31%	1.07%	1.07%	1.07%
Reserves/NPLs (Coverage Ratio)	144.08%	165.66%	115.67%	193.50%	153.20%	205.30%	244.12%	328.98%
Charge-Offs (Quarterly)								
NCOs/Average Loans	0.20%	0.18%	0.11%	0.20%	0.09%	0.26%	0.15%	0.21%

Consistent Asset Quality

Total Loans ($mms)


$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Total Loans ($)
NPA's (%)
Charge Offs (%)

(Dollar Values in Thousands)

Year	Loan Growth	NPAs/ Assets	Average Charge-Offs
2010	$276,189	1.53%	0.35%
2011	$380,756	1.27%	0.32%
2012	$436,839	1.06%	0.37%
2013	$452,063	0.90%	0.23%
2014	$1,367,241	0.68%	0.17%
2015 YTD	$238,498	0.44%	0.18%

Net Charge-Off History for the periods ended December 31, 2014

Loan Type	EGBN 2 Year Avg.	EGBN 3 Year Avg.
Income Producing CRE	0.03%	0.06%
Owner Occupied CRE	0.11%	0.12%
Construction and Land	0.34%	0.41%
Commercial & Industrial	0.42%	0.48%

Capital Strength

(Dollars Values in Thousands)

	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
Total Assets	$ 3,803,952	$ 3,914,444	$ 4,169,181	$ 5,247,880	$ 5,500,340	$ 5,753,803
Total Stockholders Equity	$ 410,382	$ 426,821	$ 442,614	$ 620,759	$ 741,530	$ 765,061
Total Common Stockholders Equity	$ 353,782	$ 370,221	$ 386,014	$ 548,859	$ 669,630	$ 693,161
Tier 1 Leverage Ratio	10.83%	10.89%	10.70%	10.69%	12.19%	12.03%
Tier 1 Risk Based Capital Ratio	11.57%	11.29%	11.26%	10.39%	11.71%	11.64%
Total Risk Based Capital Ratio	13.04%	12.71%	14.48%	12.97%	13.90%	13.75%
Common Equity Tier 1 (CETI) Ratio	9.95%	9.76%	9.80%	8.92%	10.37%	10.37%
Tangible Common Equity Ratio (1)	9.22%	9.38%	9.19%	8.54%	10.39%	10.33%

- $100 million of Common Equity raised through an underwritten offering in March 2015
- $15.3 million of SBLF Preferred Stock assumed in October 2014. Dividend Rate is 1.0%
- $70 million of 10 Year non-call 5.75% Subordinated Notes sold in August 2014
- $10 million of Common Equity raised through an underwritten offering in October 2012
- $35 million of Common Equity raised through an At the Market Offering during May through October 2012
- $56.6 million of SBLF Preferred Stock placed in July 2011, $23.2 million of TARP funds repaid at that time. Net addition to Tier 1 capital was $33.3 million. Dividend Rate is 1.0%

(1) This constitutes a non-GAAP financial measure. Please refer to the Non-GAAP reconciliation in the appendices on pages 31 - 32.

Key Success Factors

- Building and maintaining core relationships
  - Cross sales
  - Focus on key customers

- Maintenance of strong credit culture
  - Conservative underwriting criteria and loan policies
  - Disciplined committee approval and review process
  - Periodic loan and portfolio stress testing
  - Proactive identification and resolution of problem credits

- Built and preserved a strong capital position and balance sheet
  - Nine capital raising events since August 2008
  - 26 consecutive quarters of increasing profitability (since January 1, 2009) have consistently bolstered the capital position

Key Success Factors (continued)

- Disciplined ALCO process
- Maintained focus on areas of strength
  - Concentration on core geographic markets and products
- Built the proper infrastructure to support the increased volume of business and regulation
- Comprehensive Management and Board level reporting
- Human Resources
  - Recruiting of strong, seasoned bankers with local market knowledge and experience
  - Well designed, incentive based compensation plans
  - Stability of staff, Turnover rate 11.5% as compared to peer average 23.7%

EagleBank Growth Strategy

- Continue Integration of Virginia Heritage Bank Acquisition
- Profitability
  - Pricing discipline to sustain Net Interest Margin
  - Diligent expense control to maintain Efficiency Ratio
- Maintain Credit Quality
- Emphasis on Organic Growth
  - Only 3.1% deposit market share in DC Metro Area after Virginia Heritage Bank acquisition
  - Significant opportunities to expand relationships, particularly in Northern Virginia
  - Attract new relationships and develop cross sell opportunities
- Improve Growth of Noninterest Income Components of Revenue
  - Residential mortgage origination, SBA guaranteed loans, treasury management services, insurance

EGBN Stock Price Performance



Total Return Performance
450.00
400.00
350.00
300.00
250.00
200.00
150.00
100.00
50.00
Eagle Bancorp, Inc.
NASDAQ Bank Index
NASDAQ Stock Market Index - (U.S. Companies)
S&P 500
8/31/2010
8/31/2011
8/31/2012
8/31/2013
8/31/2014
8/31/2015

Stock Price Performance

	1 Year	3 Year	5 Year
EGBN	**25.0%**	**170.6%**	**323.3%**
NASDAQ Bank Stock Index	7.7%	50.0%	77.4%
NASDAQ Stock Market Index	4.3%	55.7%	125.9%
S & P 500 Index	(1.6%)	40.2%	87.9%

SOURCE: SNL Financial, Chart and calculations as of close of trading on August 31, 2015

Appendices

Highly Valued Peer Group

Financial Data as of or for the Period Ending June 30, 2015
Pricing Data as of August 24, 2015

				Capital Position			LTM Profitability				Asset Quality				Valuation						
															Price/						
Company	City, State	Ticker	Total Assets ($mm)	TCE/ TA (%)	Leverage Ratio (%)	Total RBC Ratio (%)	ROAA (%)	ROACE (%)	Net Interest Margin (%)	Efficiency Ratio (%)	LLR/ Gross Loans (%)	LLR/ NPLs (%)	NPAs[1]/ Total Assets (%)	NCOs/ Avg. Loans (%)	Tang. Book Value (%)	LTM EPS (x)	2015 Est. EPS (x)	2016 Est. EPS (x)	Current Dividend Yield (%)	LTM Dividend Ratio (%)	Market Value ($mm)
Community Bank System Inc.	De Witt, NY	CBU	7,909	8.17	10.20	19.25	1.22	9.2	3.84	58.2	1.06	184.7	0.30	0.11	216	15.5	15.3	14.7	3.6	54.1	1,414
Sterling Bancorp	Montebello, NY	STL	11,566	8.04	12.92	11.65	0.57	4.2	3.64	54.7	0.61	42.3	0.67	0.11	201	26.9	14.2	12.6	2.1	56.0	1,745
Home BancShares Inc.	Conway, AR	HOMB	8,074	9.30	10.37	12.49	1.64	12.2	5.11	40.8	1.06	106.8	0.56	0.19	348	20.4	18.2	15.9	1.6	24.9	2,502
CVB Financial Corp.	Ontario, CA	CVBF	7,697	10.72	11.12	18.45	1.25	10.5	3.60	43.0	1.57	88.4	0.39	(0.04)	205	18.1	17.3	14.6	3.1	50.6	1,671
Park National Corp.	Newark, OH	PRK	7,310	8.76	9.19	14.91	1.16	11.8	3.45	61.6	1.17	51.2	1.61	(0.00)	195	15.0	14.9	14.1	4.7	70.0	1,236
Boston Private Financial	Boston, MA	BPFH	7,046	7.13	9.62	13.92	1.05	9.6	2.94	67.7	1.43	141.8	0.44	(0.12)	195	15.1	14.1	12.9	3.1	44.7	959
Bank of the Ozarks Inc.	Little Rock, AR	OZRK	8,710	12.36	14.41	13.03	2.09	15.2	5.44	37.8	0.86	348.6	0.49	0.16	322	21.7	19.0	16.3	1.4	28.2	3,464
Independent Bank Corp.	Rockland, MA	INDB	7,196	7.58	9.21	13.16	0.89	8.7	3.42	63.3	1.01	87.6	0.43	0.07	217	18.5	16.1	14.7	2.4	42.2	1,151
WesBanco Inc.	Wheeling, WV	WSBC	8,375	7.63	9.29	14.30	0.99	7.7	3.54	57.7	0.88	71.4	0.65	0.22	190	13.9	12.2	11.3	3.1	42.1	1,148
Pinnacle Financial Partners	Nashville, TN	PNFP	6,517	9.50	10.50	12.00	1.36	10.1	3.69	54.1	1.35	249.8	0.37	0.13	280	19.9	18.1	15.1	1.0	17.3	1,652
First Financial Bankshares	Abilene, TX	FFIN	6,115	10.04	9.84	17.36	1.65	14.0	4.11	47.9	1.31	229.1	0.29	0.05	314	20.1	18.8	17.3	2.2	39.5	1,948
Renasant Corp.	Tupelo, MS	RNST	5,899	7.78	9.89	13.55	1.07	8.6	4.10	61.6	1.01	108.5	0.90	0.28	216	15.3	14.3	12.3	2.3	35.1	1,198
Tompkins Financial Corporation	Ithaca, NY	TMP	5,436	7.48	8.92	13.46	1.08	11.3	3.48	64.0	0.85	139.7	0.41	0.00	190	13.5	14.7	13.9	3.3	44.1	759
BofI Holding Inc.	San Diego, CA	BOFI	5,824	8.88	8.84	15.71	1.61	18.4	3.92	33.5	0.56	75.1	0.65	0.06	354	22.4	17.5	14.8	NA	0.0	1,863
Westamerica Bancorp.	San Rafael, CA	WABC	5,031	7.99	7.98	13.08	1.18	11.5	3.50	51.0	1.89	135.1	0.50	0.14	286	19.0	19.1	18.9	3.5	65.8	1,121
S&T Bancorp Inc.	Indiana, PA	STBA	6,134	8.10	8.92	11.48	1.14	9.1	3.52	55.7	1.01	94.4	0.32	0.09	212	15.1	14.1	12.8	2.5	37.2	1,002
Simmons First National Corp.	Pine Bluff, AR	SFNC	7,614	8.75	10.00	16.32	0.89	7.4	4.41	65.0	0.65	119.4	0.88	0.15	201	18.6	13.7	12.3	2.2	39.1	1,279
Independent Bk Group Inc.	McKinney, TX	IBTX	4,376	7.11	8.40	12.05	0.96	7.5	4.12	55.7	0.64	163.1	0.22	0.02	231	17.4	15.6	12.7	0.8	12.2	680
ServisFirst Bancshares Inc.	Birmingham, AL	SFBS	4,493	8.85	9.88	12.04	1.37	14.9	3.73	38.7	1.03	242.9	0.37	0.15	229	16.4	15.3	13.2	0.7	10.2	911
Ameris Bancorp	Moultrie, GA	ABCB	5,206	7.46	10.21	12.63	0.81	8.0	4.41	62.3	0.61	37.7	1.42	0.21	226	22.6	19.1	11.4	0.7	16.9	860
Washington Trust Bancorp Inc.	Westerly, RI	WASH	3,644	8.28	9.31	12.78	1.25	12.5	3.19	56.7	0.93	99.7	0.45	0.03	216	14.6	14.1	13.4	3.6	50.6	645
City Holding Co.	Charleston, WV	CHCO	3,513	9.89	10.38	15.70	1.62	13.9	3.91	53.7	0.78	53.6	0.64	0.22	205	12.5	14.8	13.8	3.7	44.8	701
Southside Bancshares Inc.	Tyler, TX	SBSI	4,856	7.01	8.79	16.82	0.55	6.2	3.51	58.7	0.77	62.6	0.46	0.75	191	27.2	13.7	11.8	3.7	104.2	637
Square 1 Financial Inc.	Durham, NC	SQBK	3,913	8.34	9.07	13.12	1.16	11.9	3.97	48.9	1.65	136.2	0.46	0.90	220	19.9	18.4	15.8	NA	0.0	637
		High	11,566	12.36	14.41	19.25	2.09	18.4	5.44	67.7	1.89	348.6	1.61	0.90	354	27.2	19.1	18.9	4.7	104.2	3,464
		Low	3,513	7.01	7.98	11.48	0.55	4.2	2.94	33.5	0.56	37.7	0.22	(0.12)	190	12.5	12.2	11.3	0.7	0.0	637
		Mean	6,352	8.55	9.89	14.14	1.19	10.6	3.86	53.8	1.03	127.9	0.58	0.16	236	18.3	15.9	14.0	2.5	38.7	1,299
		Median	6,124	8.23	9.73	13.31	1.16	10.3	3.71	55.7	1.01	107.6	0.46	0.12	216	18.3	15.3	13.8	2.4	40.8	1,149
Eagle Bancorp Inc	**Bethesda, MD**	**EGBN**	**5,754**	**8.54**	**12.03**	**13.75**	**1.40**	**14.4**	**4.44**	**44.8**	**1.07**	**205.3**	**0.44**	**0.18**	**234**	**18.4**	**16.8**	**15.6**	**0.0**	**0.0**	**1,367**
	Ranking out of 25:		**16**	**11**	**3**	**11**	**6**	**4**	**3**	**6**	**8**	**5**	**11**	**18**	**7**	**13**	**10**	**6**	**23**	**23**	**9**

NOTE: Peer Group includes all publicly-traded banks Nationwide with $2.5 billion to $7.5 billion in assets that trade at 200% of tangible book value or higher. Prior quarter or prior quarter LTM used when current data is unavailable. (1) Nonperforming assets are defined as nonaccrual loans, real estate owned and repossessed assets as a percent of total assets.
SOURCE: SNL Financial

Non-GAAP Reconciliation

GAAP Reconciliation (Unaudited)
(dollars in thousands except per share data)

	Six Months Ended June 30, 2015	Twelve Months Ended December 31, 2014	Six Months Ended June 30, 2014
Common shareholders' equity	$ 693,161	$ 548,859	$ 370,221
Less: Intangible assets	(109,957)	(109,908)	(3,379)
Tangible common equity	$ 583,204	$ 438,951	$ 366,842
Book value per common share	$ 20.76	$ 18.21	$ 14.25
Less: Intangible book value per common share	(3.30)	(3.65)	(0.13)
Tangible book value per common share	$ 17.46	$ 14.56	$ 14.12
Total assets	$ 5,753,803	$ 5,247,880	$ 3,914,444
Less: Intangible assets	(109,957)	(109,908)	(3,379)
Tangible assets	$ 5,643,846	$ 5,137,972	$ 3,911,065
Tangible common equity ratio	10.33%	8.54%	9.38%

Non-GAAP Reconciliation Footnotes

(1) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non-GAAP financial measures derived from GAAP-based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions.

Market Information –Washington, DC MSA

- Population 6.2 Million
  - 5th largest market in the U.S.

- Employment 3.2 Million
  - 73,500 new jobs created in last year
  - Employment growth driven by private sector, over 195,000 new private sector jobs created over last four years
  - Unemployment rate of 4.6% vs. US average of 5.3% (July 2015)

- Gross Regional Product (GRP) $449 Billion
  - 5th largest regional economy in the U.S.
  - 24.0% growth in GRP over the last 9 years
  - Federal Government Spending is 30.0% of GRP
  - Highest median household income of any major U.S. market

SOURCE: Greater Washington Board of Trade Regional Report, Center for Regional Analysis, George Mason University

Greater Washington Economy

Total Federal Spending = 30% of GRP


Other Federal
13.7%
International
4.9%
Hospitality
3.6%
Associations
2.2%
Federal Procurement
16.3%
Non-Local Business
10.6%
Other
8.9%
Local Business
39.9%

GRP Contribution by Sub-market


District of Columbia
24.0%
Suburban Maryland
28.0%
Northern Virginia
48.0%

Gross Regional Product $449 Billion

NOTE: Other includes Health Care/Education and Media
SOURCE: The Wall Street Journal, George Mason University - Center for Regional Analysis

Loan Portfolio and Growth

(Dollar Values in Thousands)	As of June 30, 2014		As of December 31, 2014		As of June 30, 2015		Annual Growth Rate	Year-to-Date (Annualized)
Loan Type	Balance	% of Total	Balance	% of Total	Balance	% of Total	%	%
Commercial and Industrial	$ 726,611	22.2%	$ 916,226	21.2%	$ 960,506	21.1%	32.2%	9.7%
Owner Occupied	330,073	10.1%	461,581	10.7%	497,834	10.9%	50.8%	15.7%
Owner Occupied-Const.	38,368	1.2%	58,032	1.3%	54,134	1.2%	41.1%	(13.4%)
Income Producing	1,302,479	39.6%	1,703,171	39.7%	1,863,583	41.0%	43.1%	18.8%
Construction	509,016	15.5%	655,013	15.2%	766,095	16.8%	50.5%	33.9%
Land	133,248	4.1%	138,420	3.2%	135,522	3.0%	1.7%	(4.2%)
Residential Mortgage	123,587	3.8%	148,018	3.4%	149,842	3.3%	21.2%	2.5%
Home Equity	108,931	3.3%	122,536	2.8%	118,544	2.6%	8.8%	(6.5%)
Other Consumer	7,116	0.2%	109,402	2.5%	4,837	0.1%	(32.0%)	(191.2%)
Total Loans	$ 3,279,429	100.0%	$ 4,312,399	100.0%	$ 4,550,897	100.0%	38.8%	11.1%

Geographic Detail - Income Producing CRE

(Dollar Values in Thousands)

County	Redevel./ Retail	Office/ Condo	Multi- Family	Single & 1-4 Family	Hotel	Mixed Use	Industrial	Other	TOTAL	% of Total
Maryland										
Montgomery	$41,563	$12,810	$3,009	$22,385	$0	$52,149	$3,263	$27,483	$162,662	8.7%
Prince George's	44,806	27,259	11,387	9,694	19,844	9,713	28,632	31,937	183,272	9.8%
Other MD	145,899	55,369	-	28,202	50,800	16,772	19,131	46,294	362,467	19.5%
Washington, DC	79,011	73,677	165,174	61,712	69,599	25,639	193	160,970	635,975	34.1%
Virginia										
Alexandria	$3,851	$21,606	$0	$1,345	$0	$1,836	$4,757	$2,001	$35,396	1.9%
Arlington	0	1,822	5,524	7,681	0	2,500	0	3,148	20,675	1.1%
Fairfax	43,299	69,833	1,022	17,127	0	1,736	861	50,315	184,193	9.9%
Loudoun	6,333	1,437	0	2,920	0	0	397	11,295	22,382	1.2%
Prince William	24,290	11,211	0	655	0	8,941	3,958	30,761	79,816	4.3%
Other VA	31,247	24,239	13,140	6,701	2,200	114	246	30,423	108,310	5.8%
Other USA	13,917	19,209	0	9,331	8,309	298	2,267	15,104	68,435	3.7%
Total	$434,216	$318,472	$199,256	$167,753	$150,752	$119,698	$63,705	$409,731	$1,863,583	100.0%
% of Total	23.3%	17.1%	10.7%	9.0%	8.1%	6.4%	3.4%	22.0%	100.0%	

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County

NOTE: At June 30, 2015

Geographic Detail – Construction

(Dollar Values in Thousands) County	Single & 1-4 Family	Office	Multi-Family	Hotel	Residential Condo	Redevel./ Retail	Mixed Use	Other	TOTAL	% of
Maryland										
Montgomery	$50,964	$63,365	$0	$14,105	$3,196	$0	$0	$7,310	$138,940	18.1%
Prince George's	4,088	0	0	0	0	6,455	4,236	12,646	27,425	3.6%
Other MD	5,864	0	28,688	36,459	0	1,849	1,648	5,892	80,400	10.5%
Washington, DC	63,389	14,780	82,359	48,431	54,907	22,378	27,184	4,350	317,778	41.5%
Virginia										
Alexandria	5,558	0	0	0	0	12,230	0	0	17,788	2.3%
Arlington	20,182	0	0	0	7,807	0	0	0	27,989	3.7%
Fairfax	66,364	18,551	626	0	0	970	6,312	0	92,823	12.1%
Loudoun	2,037	11,955	0	0	0	0	0	0	13,992	1.8%
Prince William	1,862	2,419	0	0	0	0	0	0	4,281	0.6%
Other VA	3,258	14,723	870	0	1,087	1,653	0	15,440	37,031	4.8%
Other USA	4,489	0	1,142	0	0	1,537	480	0	7,648	1.0%
Total	$228,055	$125,793	$113,685	$98,995	$66,997	$47,072	$39,860	$45,638	$766,095	100.0%
% of Total	29.9%	16.4%	14.8%	12.9%	8.7%	6.1%	5.2%	6.0%	100.0%	

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County
- Recognized expertise in Single Family and Condo construction lending
- Portfolio is diversified among collateral types

NOTE: At June 30, 2015

Loan Portfolio by Risk Rating

(Dollar Values in Thousands)

Loan Portfolio as of:	6/30/2014		6/30/2015	
Risk Rating	**Balance**	**% of Loans**	**Balance**	**% of Loans**
1000 - Prime	$2,886	0.1%	$3,169	0.1%
2000 - Excellent	250,696	7.6%	266,708	5.9%
3000 - Good	1,395,341	42.5%	1,656,124	36.4%
4000 - Acceptable	1,139,562	34.9%	1,853,712	40.7%
5000 - Acceptable with Risk	397,855	12.1%	672,614	14.8%
6000 - Watch	39,841	1.2%	51,530	1.1%
7000 - Special Mention	16,257	0.5%	6,101	0.1%
8000 - Substandard	36,991	1.1%	40,939	0.9%
9000 - Doubtful	-	0.0%	-	0.0%
9999 - Loss	-	0.0%	-	0.0%
	$3,279,429	**100.0%**	**$4,550,897**	**100.0%**



8000 - Substandard
0.9%
9000 - Doubtful
0.0%
9999 - Loss
0.0%
7000 - Special Mention
0.1%
1000 - Prime
0.1%
6000 - Watch
1.1%
2000 - Excellent
5.9%
5000 - Acceptable with Risk
14.8%
3000 - Good
36.4%
4000 - Acceptable
40.7%

- Periodic review of loan portfolio and risk ratings by independent, third-party credit review firm

Conservative Securities Portfolio

(Dollar Values in Thousands)

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
			June 30, 2015		
US Government Agency Securities	$59,360	$637	$294	$59,703	14.1%
Mortgage Backed Securites - GSEs	256,196	1,517	2,050	255,663	60.7%
Municipal Bonds	90,593	2,872	627	92,838	21.5%
Corporate Bonds	15,100	-	59	15,041	3.6%
Other Equity Investments	396	68	-	464	0.1%
Total Securities	$421,645	$5,094	$3,030	$423,709	100.0%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
			December 31, 2014		
US Government Agency Securities	$29,434	$500	$40	$29,894	7.8%
Mortgage Backed Securites - GSEs	241,120	1,716	2,516	240,320	63.8%
Municipal Bonds	106,983	4,850	121	111,712	28.3%
Other Equity Investments	396	21	-	417	0.1%
Total Securities	$ 377,933	$ 7,087	$ 2,677	$ 382,343	100.0%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
			June 30, 2014		
US Government Agency Securities	$43,772	$715	$99	$44,388	11.6%
Mortgage Backed Securites - GSEs	222,289	1,715	3,101	220,903	59.2%
Municipal Bonds	109,471	4,347	506	113,312	29.1%
Other Equity Investments	396	-	9	387	0.1%
Total Securities	$375,928	$6,777	$3,715	$378,990	100.0%

- Portfolio has $2.1 million of net unrealized gains at June 30, 2015
- No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
- Average life of portfolio is 3.9 years
- Excludes Federal Reserve and Federal Home Loan Bank stock

Nationally Recognized Financial Performance

SANDLER O'NEILL + PARTNERS

- *"Top Investment Idea" Recommendation 2012*
- *"Sm-All Stars" Designation 2011, 2013 & 2014*

KBW KEEFE, BRUYETTE & WOODS
Specialists in Financial Services

- *Designated as a "Challenger" Bank 2015*
- *Honor Roll of Community Banks 2010-2013*

Independent Community Bankers of America

- *Ronald D. Paul named East Coast Region Community Banker of the Year 2014*

RAYMOND JAMES

- *Community Bankers Cup Award 2012-2014*

WASHINGTON BUSINESS JOURNAL

- *50 Fastest Growing Companies 2010-2013*

Highly Regarded by Bank Rating Firms

FIRM	BANK RATING
KBRA KROLL BOND RATING AGENCY	A-
IDC Analyze the Future	285/300
BAUERFINANCIAL, INC	
VERIBANC Information with Integrity	Green - ***

Experienced Management Team

Ronald D. Paul, Chairman, President and CEO

Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief Executive Officer since the organization of the Company. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Paul is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and management for office and multi-family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 1997, and Chairman from 2002 to 2003. Mr. Paul is a Trustee of the University of Maryland College Park Foundation. He sits on the Board of the Washington Hospital Center and the Metropolitan Washington Board of Trade. Mr. Paul has been named "Washingtonian of the Year" by *Washingtonian* magazine and in 2009 was named the "Greater Washington Entrepreneur of the Year" by Ernst & Young. In 2012 he was elected to the Washington Business Hall of Fame and was named "Community Banker of the Year" by the *American Banker* magazine. In 2014 Mr. Paul was named Community Banker of the Year for the Eastern Region by the Independent Community Bankers of America.

Robert P. Pincus, Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. and EagleBank

Prior to joining the Company in August 2008 upon the acquisition of Fidelity & Trust Financial Corporation ("Fidelity") and its wholly owned subsidiary, Fidelity & Trust Bank ("F&T Bank"), Mr. Pincus served as Non-Executive Chairman of F&T Bank from 2005. He was Chairman of the Board of BB&T, DC Metro Region and was Regional President from 1998 to 2002. From 1991 to 1998, Mr. Pincus was President and Chief Executive Officer of Franklin National Bank of Washington, D.C. From 1986 to 1991, he was the Regional President of the DC metropolitan region of Sovran Bank. From 1971 to 1986, Mr. Pincus was with DC National Bancorp, Inc., where he eventually served as President and Chief Executive Officer, prior to its merger with Sovran Bank. Served as DC Metro Regional Executive for Sovran Bank from 1986 to 1991. In 2003 Mr. Pincus was elected to the Washington Business Hall of fame. He has served on the Board of Directors of 3 public companies and over 25 non-profit organizations. He was named Greater Washington Entrepreneur of the Year and was elected to the Washington Business Hall of Fame in 1998. Mr. Pincus is a member of the board of directors of Comstock Homebuilding Companies, Inc.

Experienced Management Team

Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank & EVP, Eagle Bancorp, Inc.

Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms.Riel has been with the bank for 16 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution's acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 35 years of experience in the commercial banking industry.

James H. Langmead, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank

Mr. Langmead, Executive Vice President and Chief Financial Officer of the Company since January 2007, and Executive Vice President and Chief Financial Officer of the Bank since January 2005, previously served as Chief Financial Officer of Sandy Spring Bank and Sandy Spring Bancorp. Mr. Langmead, a CPA, served in various financial and senior management roles with Sandy Spring Bank from 1992 through 2004. Prior to that time, Mr. Langmead managed the finance group at the Bank of Baltimore.

Janice L. Williams, EVP, Chief Credit Officer

Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 11 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

Experienced Management Team

Charles C. Brockett, EVP & Director of Operations

Mr. Brockett joined EagleBank in October of 2014 though our merger with Virginia Heritage Bank where he had served as Chief Financial Officer since 2005 and Chief Operating Officer since 2010 and was also a Director. Prior to his tenure at Virginia Heritage Bank, Mr. Brocket was the Managing Partner of Enterprise Financial Consulting, a Northern Virginia based consulting firm. He had previously served in multiple management positions, including Chief Financial Officer, and on the Board of First Commercial Bank in Arlington, Virginia. Mr. Brockett is a CPA, licensed in the Commonwealth of Virginia.

Michael T. Flynn, EVP, Chief Operating Officer of Eagle Bancorp, Inc.& EVP, EagleBank

Mr. Flynn has been with EagleBank for 10 years and has served as Chief Operating Officer of Eagle Bancorp, Inc, since June 2006. He previously served as President of EagleBank. He has over 40 years of experience in the banking industry in the Washington, D.C. and Maryland region. Prior to joining EagleBank, he was the Washington region executive for Mercantile Bankshares Corporation. He previously was the Director of Strategic Planning for Allfirst Financial, Inc., and prior to that, held several executive level positions in retail banking, commercial lending and private banking functions for Bank of America and predecessor companies in the Washington metropolitan area.

Laurence E. Bensignor, EVP & General Counsel, Eagle Bancorp, Inc. and EagleBank

Mr. Bensignor joined the bank after 29 years in the legal and real estate industries in the Washington, DC area. For ten years, Mr. Bensignor served as Trustee of the Van Metre Family Trusts, the controlling owner of a private, multifaceted real estate organization. Previously, he was a partner and chaired the real estate practice group in the Washington, DC office of the national law firm of Arter & Hadden and formerly was a partner in the Washington, DC law firm of Melrod, Redman & Gartlan. Mr. Bensignor is a Fellow of the American College of Real Estate Lawyers.

Experienced Management Team

Antonio F. Marquez, EVP, Chief Commercial Real Estate Lending Officer

Mr. Marquez, Executive Vice President, recently joined EagleBank as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 30 years of experience in the banking industry in the Washington, DC metropolitan area.

Lindsey S. Rheaume, EVP, Chief C&I Lending Officer

Mr. Rheaume joined EagleBank as Chief C&I Lending Officer in December 2014 and has over 25 years of commercial lending, credit risk and managerial experience in the financial industry. Most recently, he served as relationship executive for JP Morgan Chase, responsible for business development in the DC, suburban Maryland and Northern Virginia market with clients ranging in revenue from $20MM to $500MM. Previously, he served as executive vice president and commercial lending manager at Virginia Commerce Bank—which was acquired by United Bank in 2014—where he managed the bank's entire commercial and industrial lending activities. Earlier in his career, he held senior commercial lending and credit positions with SunTrust Bank, GE Capital and Bank of America.

Historical Balance Sheet

(Dollar Values in Thousands)	2010	2011	2012	2013	2014	5 Year Compound Growth Rate	1 Year Growth Rate
Assets							
Cash and Equivalents	$58,114	$232,411	$339,334	$306,960	$256,025	16.8%	(16.6%)
Securities Available for Sale	237,576	324,053	310,514	389,405	404,903	10.5%	4.0%
Total Cash and Securities	295,690	556,464	649,848	696,365	660,928	12.7%	(5.1%)
Gross Loans HFI	1,675,500	2,056,256	2,493,095	2,945,158	4,312,399	25.2%	46.4%
Loan Loss Reserves	24,754	29,653	37,492	40,921	46,075	17.4%	12.6%
Loans Held for Sale	80,571	176,826	226,923	42,030	44,317	95.5%	5.4%
Total Net Loans	1,731,317	2,203,429	2,682,526	2,946,267	4,310,641	25.6%	46.3%
Real Estate Owned	6,701	3,225	5,299	9,225	13,224	21.0%	43.3%
Total Intangibles	4,035	3,966	3,642	3,276	109,626	91.7%	3246.3%
Total Servicing Rights	153	179	143	234	282	15.2%	20.5%
Other Assets	51,474	63,992	67,983	116,136	153,179	23.9%	31.9%
Total Assets	$2,089,370	$2,831,255	$3,409,441	$3,771,503	$5,247,880	23.8%	39.1%
Liabilities							
Deposits	$1,726,798	$2,392,095	$2,897,222	$3,225,414	$4,310,768	24.2%	33.7%
FHLB Borrowings	40,000	40,000	30,000	30,000	140,000	22.9%	366.7%
Repurchase Agreements	97,584	103,362	101,338	80,471	61,120	(7.6%)	(24.0%)
Subordinated Debt	9,300	9,300	9,300	9,300	79,300	53.5%	752.7%
Other Liabilities	10,972	19,787	21,605	32,455	35,933	39.4%	10.7%
Total Liabilities	1,884,654	2,564,544	3,059,465	3,377,640	4,627,121	23.4%	37.0%
Equity							
Preferred Equity	22,582	56,600	56,600	56,600	71,900	26.0%	27.0%
Common Equity	180,076	205,236	287,911	340,582	546,212	27.3%	60.4%
Net Unrealized Gain (Loss)	2,058	4,875	5,465	(3,319)	2,647	2.6%	(179.8%)
Total Stockholders Equity	204,716	266,711	349,976	393,863	620,759	26.9%	57.6%
Total Liabilities and Equity	$2,089,370	$2,831,255	$3,409,441	$3,771,503	$5,247,880	23.8%	39.1%
Balance Sheet Analysis (%)							
Total Gross Loans/Total Assets	80.19	72.63	73.12	78.09	82.17		
Loans/Deposits	97.03	85.96	86.05	91.31	100.04		
Reserves/Loans	1.48	1.44	1.50	1.39	1.07		
Annualized Growth Rates (%)							
Asset Growth Rate	15.72	35.51	20.42	33.21	53.92		
Gross Loans HFI	19.74	22.72	21.24	43.23	72.97		
Deposit Growth Rate	18.25	38.53	21.12	34.84	48.79		

Historical Quarterly Balance Sheet

(Dollar Values in Thousands)	Sep 2013	Dec 2013	Mar 2014	Jun 2014	Sep 2014	Dec 2014	Mar 2015	Jun 2015	Growth Rate 2Q2015 vs 2Q2014	Growth Rate 2Q2015 vs 1Q2015
Assets										
Cash and Equivalents (1)	$220,379	$306,960	$230,951	$115,482	$208,356	$256,025	$415,661	$396,896	243.7%	(4.5%)
Securities Available for Sale	367,076	389,405	398,389	389,616	393,125	404,903	350,324	440,537	13.1%	25.8%
Total Cash and Securities	587,455	696,365	629,340	505,098	601,481	660,928	765,985	837,433	65.8%	9.3%
Gross Loans HFI	2,796,840	2,945,158	3,063,975	3,279,429	3,432,548	4,312,399	4,444,893	4,550,897	38.8%	2.4%
Loan Loss Reserves	39,687	40,921	42,018	43,552	44,954	46,075	47,779	48,921	12.3%	2.4%
Loans Held for Sale	39,206	42,030	21,862	35,411	41,254	44,317	62,758	132,683	274.7%	111.4%
Total Net Loans	2,796,359	2,946,267	3,043,819	3,271,288	3,428,848	4,310,641	4,459,872	4,634,659	41.7%	3.9%
Real Estate Owned	11,285	9,225	8,809	8,843	8,623	13,224	12,338	10,715	21.2%	(13.2%)
Total Intangibles	3,367	3,276	3,196	3,118	3,041	109,626	109,320	109,665	3417.2%	0.3%
Total Servicing Rights	230	234	286	261	280	282	297	292	11.9%	(1.7%)
Other Assets	106,232	116,136	118,502	125,836	126,908	153,179	152,528	161,039	28.0%	5.6%
Total Assets	$3,504,928	$3,771,503	$3,803,952	$3,914,444	$4,169,181	$5,247,880	$5,500,340	$5,753,803	47.0%	4.6%
Liabilities										
Deposits (1)	$2,984,059	$3,225,414	$3,273,689	$3,367,927	$3,533,850	$4,310,768	$4,584,365	$4,825,433	43.3%	5.3%
FHLB Borrowings	30,000	30,000	30,000	30,000	30,000	140,000	0	0	(100.0%)	-
Repurchase Agreements	82,266	80,471	66,437	60,646	58,957	61,120	58,589	53,394	(12.0%)	(8.9%)
Subordinated Debt	9,300	9,300	9,300	9,300	79,300	79,300	79,300	74,050	696.2%	(6.6%)
Other Liabilities	17,203	32,455	14,144	19,750	24,460	35,933	36,556	35,865	81.6%	(1.9%)
Total Liabilities	3,122,828	3,377,640	3,393,570	3,487,623	3,726,567	4,627,121	4,758,810	4,988,742	43.0%	4.8%
Equity										
Preferred Equity	56,600	56,600	56,600	56,600	56,600	71,900	71,900	71,900	27.0%	0.0%
Common Equity	326,863	340,582	354,284	368,383	384,502	546,212	666,350	690,015	87.3%	3.6%
Net Unrealized Gain (Loss)	(1,363)	(3,319)	(502)	1,838	1,512	2,647	3,280	3,146	71.2%	(4.1%)
Total Stockholders Equity	382,100	393,863	410,382	426,821	442,614	620,759	741,530	765,061	79.2%	3.2%
Total Liabilities and Equity	$3,504,928	$3,771,503	$3,803,952	$3,914,444	$4,169,181	$5,247,880	$5,500,340	$5,753,803	47.0%	4.6%
Balance Sheet Analysis (%)										
Total Gross Loans/ Total Assets	79.80	78.09	80.55	83.78	82.33	82.17	80.81	79.09		
Loans/ Deposits	93.73	91.31	93.59	97.37	97.13	100.04	96.96	94.31		
Reserves/ Loans	1.42	1.39	1.37	1.33	1.31	1.07	1.07	1.07		
Annualized Growth Rates (%)										
Asset Growth Rate	3.72	10.62	3.44	7.58	14.02	39.15	19.24	19.28		
Gross Loans HFI	16.20	18.13	16.14	22.70	22.01	46.42	12.29	11.06		
Deposit Growth Rate	3.99	11.33	5.99	8.84	12.72	33.65	25.39	23.88		

(1) Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 31-32.

Historical Income Statement

(Dollar Values in Thousands, except per share data)

	2010	2011	2012	2013	2014	1 Year Growth Rate
Total Interest Income	$ 96,658	$ 119,124	$ 141,943	$ 157,294	$ 191,573	21.8%
Total Interest Expense	19,832	20,077	14,414	12,504	13,095	4.7%
Net Interest Income	76,826	99,047	127,529	144,790	178,478	23.3%
Loan Loss Provision	9,308	10,983	16,190	9,602	10,879	13.3%
Service Charges on Deposits	3,068	3,318	3,937	4,607	4,906	6.5%
Gain/Loss on Sale of Loans	2,836	6,057	13,942	14,578	6,886	(52.8%)
Gain/Loss on Sale of Securities	1,330	1,445	161	19	22	15.8%
BOLI Revenue	430	401	392	720	1,283	78.2%
Other Noninterest Income	1,578	2,280	2,932	4,792	5,248	9.5%
Total Noninterest Income	9,242	13,501	21,364	24,716	18,345	(25.8%)
Salaries and Employee Benefits	25,511	34,518	43,684	47,481	57,268	20.6%
Premises and Equipment Expenses	8,460	8,371	10,218	11,923	13,317	11.7%
Marketing and Advertising	1,058	1,626	1,759	1,686	1,999	18.6%
Data Processing	2,629	3,554	4,415	5,903	6,163	4.4%
Legal, Accounting and Professional Fees	2,987	3,974	4,253	3,449	3,439	(0.3%)
FDIC Insurance	2,692	2,195	2,089	2,263	2,333	3.1%
Merger Expenses	-	-	-	-	4,699	0.0%
Other Noninterest Expenses	7,668	9,038	10,113	11,874	10,510	(11.5%)
Total Noninterest Expense	51,005	63,276	76,531	84,579	99,728	17.9%
Net Income Before taxes	25,755	38,289	56,172	75,325	86,216	14.5%
Income taxes	9,098	13,731	20,883	28,318	31,958	12.9%
Net Income	16,657	24,558	35,289	47,007	54,258	15.4%
Preferred Dividends	1,299	1,511	566	566	614	8.5%
Net Income Available to Common	$ 15,358	$ 23,047	$ 34,723	$ 46,441	$ 53,644	15.5%
Earnings per Share - Diluted	$ 0.70	$ 1.04	$ 1.46	$ 1.76	$ 2.08	

Data for 2014 on an operating basis, net of merger related expenses

Historical Quarterly Income Statement

(Dollar Values in Thousands, except per share data)

	Sep 2013	Dec 2013	Mar 2014	Jun 2014	Sep 2014	Dec 2014	Mar 2015	Jun 2015	Growth Rate 2Q2015 vs 2Q2014	Growth Rate 2Q2015 vs 1Q2015
Total Interest Income	$ 39,724	$ 41,652	$ 42,837	$ 44,759	$ 47,886	$ 56,091	$ 59,465	$ 62,423	39.5%	5.0%
Total Interest Expense	3,021	2,938	2,830	2,739	3,251	4,275	4,734	4,873	77.9%	2.9%
Net Interest Income	36,703	38,714	40,007	42,020	44,635	51,816	54,731	57,550	37.0%	5.2%
Loan Loss Provision	1,372	2,508	1,934	3,134	2,111	3,700	3,310	3,471	10.8%	4.9%
Service Charges on Deposits	1,115	1,256	1,192	1,219	1,227	1,268	1,333	1,283	5.3%	(3.8%)
Gain/Loss on Sale of Loans	2,938	1,223	1,843	1,021	1,822	2,200	3,587	3,294	222.6%	(8.2%)
Gain/Loss on Sale of Securities	-	(4)	8	2	-	12	2,164	-	(100.0%)	(100.0%)
Loss on early extinguishment of debt	-	-	-	-	-	-	(1,130)	-	-	(100.0%)
BOLI Revenue	231	300	314	310	295	364	390	406	31.0%	4.1%
Other Noninterest Income	952	1,529	1,106	1,259	1,417	1,466	1,460	1,250	(0.7%)	(14.4%)
Total Noninterest Income	5,236	4,304	4,463	3,811	4,761	5,310	7,804	6,233	63.6%	(20.1%)
Salaries and Employee Benefits	12,187	12,759	13,608	13,015	14,942	15,703	15,706	14,683	12.8%	(6.5%)
Premises and Equipment Expenses	3,222	2,974	3,089	3,107	3,374	3,747	4,010	4,072	31.1%	1.5%
Marketing and Advertising	426	519	462	415	544	578	685	735	77.1%	7.3%
Data Processing	1,386	1,447	1,588	1,432	1,572	1,571	1,784	1,838	28.4%	3.0%
Legal, Accounting and Professional Fees	984	863	974	799	740	926	982	870	8.9%	(11.4%)
FDIC Insurance	584	483	544	563	573	653	771	783	39.1%	1.6%
Merger Expenses	-	-	-	576	885	3,239	111	26	(95.5%)	(76.6%)
Other Noninterest Expenses	2,884	2,479	2,833	2,228	2,513	2,935	4,024	3,591	61.2%	(10.8%)
Total Noninterest Expense	21,673	21,524	23,098	22,135	25,143	29,352	28,073	26,598	20.2%	(5.3%)
Net Income Before taxes	18,894	18,986	19,438	20,562	22,142	24,074	31,152	33,714	64.0%	8.2%
Income taxes	7,137	6,983	6,939	7,618	8,054	9,347	11,734	12,776	67.7%	8.9%
Net Income	11,757	12,003	12,499	12,944	14,088	14,727	19,418	20,938	61.8%	7.8%
Preferred Dividends	142	141	141	142	151	180	180	179	26.1%	(0.6%)
Net Income Available to Common	$ 11,615	$ 11,862	$ 12,358	$ 12,802	$ 13,937	$ 14,547	$ 19,238	$ 20,759	62.2%	7.9%
Earnings per Share - Diluted	$ 0.44	$ 0.45	$ 0.47	$ 0.48	$ 0.52	$ 0.49	$ 0.61	$ 0.61		

Data for Q2, Q3 and Q4 2014 on an operating basis, net of merger related expenses